Exhibit 10.4

THIRD AMENDMENT

TO EXCLUSIVE PATENT LICENSE AGREEMENT

THIS THIRD AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (the “Third Amendment”) is made and entered effective as of the date of the last signature (the “Third Amendment Effective Date”), by and between Regents of the University of Minnesota (the “University”), a Minnesota constitutional corporation under the laws of the state of Minnesota, having a place of business at 200 Oak Street, SE, Suite 280, Minneapolis, Minnesota 55455, and Miromatrix Medical Inc., a corporation under the laws of the state of Delaware having a business address of 18683 Bearpath Trail, Eden Prairie, MN 55347 (the “Company”) each a “Party” and collectively, the “Parties”).

BACKGROUND

The Parties entered into an Exclusive Patent License Agreement, dated and effective as of 04 February 2010 (the “EPLA”), and as amended under the First Amendment dated and effective as of 17 November 2010 (the “First Amendment”) and under the Second Amendment dated and effective as 12 March 2013 (the “Second Amendment”), under which the University granted to the Company an exclusive license to the University’s intellectual property rights in the Licensed Technology, as described more fully in the EPLA and First Amendment and Second Amendment. The Parties now wish, inter alia, to amend the Company’s rights and obligations under the EPLA as provided in this Third Amendment.

NOW, THEREFORE, THE PARTIES AGREE THAT:

1.	Capitalized terms not otherwise defined in this Third Amendment have the meanings ascribed to them in the EPLA.

2.	Section 1.4 of the EPLA is hereby revised to replace subsection (i) as follows:

“(i)       the transfer of a Licensed Product to a third party for consideration for use in the development or testing of a Licensed Product, so long as such development or testing is being conducted prior to the availability of that particular Licensed Product.”

3.	Section 1.4 of the EPLA is hereby revised to add a new subsection (iv) as follows:

“(iv) the transfer of a Licensed Product to a third party solely for use as a promotional tool and not usable for any medical purpose.”

4.	General, Except as amended, deleted, or otherwise modified by the First Amendment, Second Amendment and this Third Amendment, the terms of the EPLA shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, acting through their respective duly authorized representatives, the University and the Company have duly executed, delivered and entered into this Third Amendment as of the Third Amendment Effective Date.

Regents of the University of Minnesota		Miromatrix Medical Inc.

By:	/s/ Richard Huebsch	By:	/s/ Robert Cohen
Name:	Richard Huebsch	Name:	Robert Cohen
Title:	Assoc. Director, Office for Tech. Comm.	Title:	President & CEO

Date: 12/16/2014		Date: 12/11/14

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